UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2002

PAYPAL, INC.
(Exact name of registrant as specified in its charter)

000-49603
(Commission File Number)

Delaware (State or other jurisdiction of incorporation or organization)	77-0510487 (I.R.S. Employer Identification No.)

303 Bryant Street
Mountain View, California 94041
(Address of principal executive offices, with zip code)

(650) 864-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report)

Item 5.  Other Events.

In a press release dated August 20, 2002, PayPal, Inc. and eBay Inc. announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired without a formal request from the Department of Justice for additional information or documentary material, which is commonly referred to as a second request.  The waiting period pertained to eBay’s pending acquisition of PayPal.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                Exhibit No.                            Description

                       99.1                                  Press Release dated August 20, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYPAL, INC.

/s/ Roelof F. Botha
Date: August 20, 2002	By:	Roelof F. Botha
	Its:	Chief Financial Officer

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EXHIBIT INDEX

                Exhibit No.                            Description

                       99.1                                  Press Release dated August 20, 2002